Exhibit 99.1
Nevada Bank Recapitalization Transaction Update September 2009

UNLESS OTHERWISE INDICATED, THE FINANCIAL DATA AND RATIOS PRESENTED IN THIS PRESENTATION ASSUME THAT NONE OF OUR PUBLIC SHAREHOLDERS WILL VOTE AGAINST THE TRANSACTION AND SEEK CONVERSION OF THEIR PUBLIC SHARES INTO CASH IN ACCORDANCE WITH OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION. OUR SPONSOR OR OTHER AFFILIATES MAY ALSO ENTER INTO ARRANGEMENTS TO PURCHASE SHARES IN ORDER TO FACILITATE THE APPROVAL OF THE ACQUISITIONS. SUCH ARRANGEMENTS MAY ULTIMATELY BE REPAID WITH FUNDS FROM THE COMPANY UPON A CLOSING. IN THE EVENT THERE ARE STOCKHOLDER REDEMPTIONS OR PURCHASES PURSUANT TO SUCH AFFILIATE ARRANGEMENTS IT WOULD DIMINISH THE FUNDS AVAILABLE TO US AFTER THE ACQUISITION FOR WORKING CAPITAL, GENERAL CORPORATE OR OTHER PURPOSES AND COULD HAVE A MATERIAL ADVERSE IMPACT ON THE FINANCIAL DATA AND RATIOS SET FORTH IN THIS PRESENTATION. This document contains confidential information. By reviewing this document the recipient agrees that it will cause its directors, officers, employees and representatives to use this document and such information only to evaluate a specific transaction with the Global Consumer Acquisition Corp. and for no other purpose, will not divulge any such information to any other party and shall return this document together with any copies thereof and all such information to Global Consumer Acquisition Corp. upon request therefore. THESE MATERIALS ARE BEING SUPPLIED TO YOU SOLELY FOR YOUR INFORMATION AND FOR USE AT THE PRESENTATION. THIS PRESENTATION AND THESE MATERIALS MAY NOT BE REPRODUCED, REDISTRIBUTED OR PASSED ON, DIRECTLY OR INDIRECTLY, TO ANY OTHER PERSON OR PUBLISHED, IN WHOLE OR IN PART, BY ANY MEDIUM OR FOR ANY PURPOSE. NEITHER THESE MATERIALS NOR THE PRESENTATION CONSTITUTES OR FORMS PART OF ANY OFFER OR INVITATION TO SELL OR ISSUE, OR ANY SOLICITATION OF ANY OFFER TO PURCHASE OR SUBSCRIBE FOR, OR ANY OFFER TO UNDERWRITE OR OTHERWISE ACQUIRE ANY GLOBAL CONSUMER ACQUISITION CORP. SHARES OR ANY OTHER SECURITIES NOR SHALL THEY OR ANY PART OF THEM NOR THE FACT OF THEIR DISTRIBUTION OR COMMUNICATION FORM THE BASIS OF, OR BE RELIED ON IN CONNECTION WITH, ANY CONTRACT, COMMITMENT OR INVESTMENT DECISION IN RELATION THERETO. THE INFORMATION INCLUDED IN THIS PRESENTATION MAY BE SUBJECT TO UPDATING, COMPLETION, REVISION AND AMENDMENT AND SUCH INFORMATION MAY CHANGE MATERIALLY. NO PERSON IS UNDER ANY OBLIGATION TO UPDATE OR KEEP CURRENT THE INFORMATION CONTAINED IN THE PRESENTATION AND THESE MATERIALS AND ANY OPINIONS EXPRESSED IN RELATION THERETO ARE SUBJECT TO CHANGE WITHOUT NOTICE. 1 Disclaimer

The information in this presentation contains, and our responses to various questions may include, certain forward-looking statements which reflect our view as of this date of future events and financial performance. Forward-looking statements include, but are not limited to, statements regarding our expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words "anticipates," "believe," "continue," "could," "estimate," "expect," "intend," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "would" and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this report are based on our current expectations and beliefs concerning future developments and their potential effects on us and speak only as of the date of such statement. There can be no assurance that future developments affecting us will be those that we have anticipated. In addition, our future results of operations could differ materially from historical results or current expectations, as more fully discussed in our safe harbor statements found in our SEC filings. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to: (i) the risk that the businesses acquired in our initial acquisition will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (ii) revenues following the acquisitions may be lower than expected; (iii) the ability to obtain governmental and regulatory approvals of the acquisitions on the proposed terms and schedule; (iv) the failure of our shareholders to approve the acquisitions; (v) general volatility of the market price of our securities; (vi) governmental, regulatory and public policy changes; and (viii) material differences in the actual financial results of acquisitions and acquisition activities compared with our expectations, including the full realization of anticipated cost savings and revenue enhancements. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. The industry and market data contained in this presentation is based either on management's own estimates, independent industry publications, reports by market research firms or other published independent sources and, in each case, are believed by management to be reasonable estimates. However, industry and market data is subject to change and cannot always be verified with complete certainty due to limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties inherent in any statistical survey of market shares. We have not independently verified market and industry data from third-party sources. In addition, consumption patterns and consumer preferences can and do change. As a result, you should be aware that market share, ranking and other similar data set forth herein, and estimates and beliefs based on such data, may not be verifiable. 2 Disclaimer

3 Situation Overview Following the FDIC-takeover of Colonial Bank on August 14, 2009, Western Liberty Bancorp ("WLB") has affirmed its commitment to consummating the acquisition of 1st Commerce Bank to create a "new" bank platform to pursue opportunities in the banking sector in Nevada The acquisition of 1st Commerce Bank would allow WLB to utilize its Nevada bank charter to participate in government-assisted transactions involving failed banks and to potentially acquire healthy community banks WLB will continue to negotiate with BB&T regarding a potential deal for legacy-Colonial deposits and branch assets WLB will continue ongoing discussions with a number of potential transaction counterparties The resulting transaction removes previous questions about the quality of WLB's post- transaction loan book and should position WLB to be the best-capitalized bank in Nevada Creates WLB at approximately 1.1x tangible book value with a 88% tangible common ratio Note: All financial data is subject to final purchase accounting adjustments and assumes no shareholders elect to redeem their shares for cash in trust. Under the proposal to stockholders, there is expected to be no limit on the number or amount of stockholder redemptions.

4 Transaction Summary GCAC will recapitalize 1st Commerce Bank, a small de novo Nevada bank formed by Capitol Bancorp Limited (NYSE: CBC) and local Nevada executives 1st Commerce carries a Nevada bank charter Following the proposed transaction, Western Liberty Bancorp will include the following: A single branch franchise located in the State of Nevada $35 million of gross loan assets $40 million of total deposits Up to $287 million in cash WLB will be positioned to be a dominant community bank in Nevada and expects to be able to take advantage of opportunistic situations

5 Transaction Summary (cont) WLB will be a "new" financial institution in Nevada. Community bank focused on conservative business and commercial real estate lending, consumer lending, treasury management services, trade finance and depository products Well-capitalized with ability to meaningfully grow balance sheet and take advantage of distressed bank situations Excess capital available to participate in government-assisted transactions Discussions underway to add several highly-seasoned and well-regarded senior bankers on a post-closing basis Note: All financial data is subject to final purchase accounting adjustments and assumes no shareholders elect to redeem their shares for cash in trust. Under the proposal to stockholders, there is expected to be no limit on the number or amount of stockholder redemptions. 1 After estimated purchase accounting adjustments. proposal to stockholders, there is expected to be no limit on the number or amount of stockholder redemptions. 1 After estimated purchase accounting adjustments. proposal to stockholders, there is expected to be no limit on the number or amount of stockholder redemptions. 1 After estimated purchase accounting adjustments. 1

6 Western Liberty Bancorp Deposit Base Pro forma portfolio includes $39.6 million in total deposits with liquidity to redeem brokered deposits and CDARs upon maturity.

7 Allocation of Portfolio by Loan Type New loan portfolio is diversified across various assets classes.

8 CRE Loans by Product Type & Geography Note: Figures as of June 30, 2009.

9 Debt Maturities of Loan Portfolio Near term maturities provide significant opportunity for incremental yield on attractive credit profiles WLB expects the majority of 2009 maturities to be extended, based upon their attractive credit profiles

10 Origination of Loan Portfolio

11 Loan Portfolio Credit Profile Average Occupancy Average Debt Coverage Ratio Average Loan to Value Note: Includes loans with balances of over $500k. Loan to Value is calculated based upon the most recent appraisals.

12 Western Liberty Bancorp Illustrative Valuation WLB is being created at a compelling valuation relative to its peer group, despite a likely lesser risk of loan quality deterioration than the comp set. Note: GCAC balance sheet data as of June 30, 2009 1 Estimated cash in trust per share at closing. 2 Assumes no shareholders elect to redeem their shares for cash in trust, approximately 95% of sponsors' promote shares retired and existing 40.4 million warrants amended to an out-of-the-money strike price. Under the proposal to stockholders, there is expected to be no limit on the number or amount of stockholder redemptions. 3 Includes payment of deferred underwriting fees as well as all transaction related expenses, net of deferred taxes Illustrative Valuation Summary

13 Mid-Sized Commercial Banks 1 Assumes no shareholders elect to redeem their shares for cash in trust, approximately 95% of sponsors' promote shares retired and existing 40.4 million warrants amended to an out- of-the-money strike price. Source: SNL Financial as of August 28, 2009.

14 Western Liberty Bancorp Illustrative Value Creation GCAC expects to eliminate as much as $168.7 million in potential dilution to existing shareholders through restructuring of warrants and founders' shares. Warrants: Each warrant will be exchanged for 1 warrant with an out-of-the-money strike price Founders' Shares: at least 95% of founders' shares will be exchanged for 1 warrant with the same terms as those that the warrantholders receive Illustrative Multiple of Tangible Book Value Note: Assumes no shareholders elect to redeem their shares for cash in trust.

15 Summary WLB will be well-positioned to become Nevada's leading community bank. Opportunity to create a "fresh start" Nevada community bank 1st Commerce provides WLB with an established community banking platform with a retail and commercial banking presence which are vital for efficient deposit gathering Significant relationships within the Nevada community through new management and existing 1st Commerce bankers Growth is focused on a three-prong strategy: Government-assisted transactions Strategic acquisitions of "healthy" banks Organic loan and deposit growth through Nevada market basis reset Sponsorship has significant experience, recognition and relationships in the Nevada market WLB expects to have excess capital to grow balance sheet to support significant EPS growth Creating WLB at estimated 1.1x tangible book value with a 88% tangible common ratio, assuming no shareholders elect to redeem their shares for cash in trust Ability to make non-"legacy" loans at attractive spreads Excess capital makes WLB an attractive partner for regulators as they deal with problem institutions in the region

We have filed a proxy statement with the Securities and Exchange Commission (SEC) in connection with the special meeting of our stockholders to approve the proposed transactions (the "Special Meeting Proxy Statement"). Persons receiving this presentation are advised to read, when available, the Special Meeting Proxy Statement and all amendments thereto and other filings with the SEC in connection with our solicitation of proxies for the special meeting because it will contain important information. The definitive Special Meeting Proxy Statement will be mailed to our stockholders as of a record date to be established for voting on the proposed transactions. You will also be able to obtain a copy of the Special Meeting Proxy Statement without charge, by directing a request to: Global Consumer Acquisition Corp., 1370 Avenue of the Americas, 28th floor, New York, New York 10019, Attention: Mr. Andrew Nelson. Free copies of these documents, once available, can also be obtained, without charge, on GCAC's website or at the SEC's internet site (http://www.sec.gov). In addition to the proposed Special Meeting Proxy Statement, we file annual, quarterly and current reports, proxy statements and other information with the SEC. Free copies of these documents can be obtained, without charge, on the Global Consumer Acquisition Corp. website or at the SEC's internet site (http://www.sec.gov). 16 Disclaimer